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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 24, 2003




                            BURLINGTON RESOURCES INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                       1-9971                 911413284
----------------------------          -----------          -------------------
(State or other Jurisdiction          (Commission           (I.R.S. Employer
     of incorporation)                File Number)         Identification No.)



5051 Westheimer, Houston, Texas                                  77056-2124
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(Address of principal executive offices)                         (Zip Code)



                                  713-624-9500
                                  ------------
               Registrant's telephone number, including area code


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Item 9.         Regulation FD Disclosure (and Item 12. Results of Operations
                and Financial Condition).
                ------------------------------------------------------------

On April 24, 2003, Burlington Resources Inc. issued a press release announcing its earnings for the first quarter of fiscal year 2003. The information set forth in the release under the heading "Outlook" shall be deemed furnished pursuant to Item 9. Information set forth in the release other than that deemed furnished pursuant to Item 9, as described above, shall be deemed furnished pursuant to Item 12. A copy of the press release is furnished herewith as
Exhibit 99.1.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BURLINGTON RESOURCES INC.



Date:  April 24, 2003                    By:  /s/  Frederick J. Plaeger II
                                            -----------------------------------
                                         Name:  Frederick J. Plaeger II
                                         Title: Vice President and
                                                General Counsel


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                                  EXHIBIT INDEX



        EXHIBIT NO.           DESCRIPTION
        -----------           -----------
            99.1              Press Release of Burlington Resources Inc. dated
                              April 24, 2003.